UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2021

Jackson Acquisition Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41128 (Commission File Number)	86-2494888 (I.R.S. Employer Identification No.)

2655 Northwinds Parkway Alpharetta, GA (Address of principal executive offices)	30009 (Zip Code)

(678) 690-1079
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	RJAC.U	The New York Stock Exchange

Class A common stock, par value $0.0001 per share	RJAC	The New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	RJAC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

On December 13, 2021, Jackson Acquisition Company (the “Company”) completed its initial public offering (the “IPO”) of 20,000,000 of its units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000 (before deducting underwriting discounts and offering expenses payable by the Company). Under the terms of the Underwriting Agreement (as defined below), the Company has also granted the underwriter a 45-day option to purchase up to an additional 3,000,000 Units to cover over-allotments, if any.

In connection with the IPO, the Company filed its Amended and Restated Certificate of

Incorporation as described in Item 5.03 below and entered into the following agreements, the forms of which were previously filed with the Securities and Exchange Commission (the “Commission”) as exhibits to the Company’s Registration Statement on Form S-1, as amended (File No. 333-254727) (the “Registration Statement”):

●	Amended and Restated Certificate of Incorporation of the Company.

●	An Underwriting Agreement, dated December 8, 2021 (the “Underwriting Agreement”), between the Company and BofA Securities, Inc., as representative of the underwriter.

●	A Warrant Agreement, dated December 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”).

●	A Letter Agreement, dated December 8, 2021, between the Company and each of RJ Healthcare SPAC LLC (the “Sponsor”) and the Company’s officers and directors.

●	An Investment Management Trust Agreement, dated December 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee (the “Trust Agreement”).

●	A Registration Rights Agreement, dated December 8, 2021, between the Company and each of the Sponsor and certain other security holders.

●	An Administrative Services Agreement, dated December 8, 2021, between the Company and the Sponsor.

●	A Sponsor Warrants Purchase Agreement, dated December 8, 2021, between the Company and the Sponsor (the “Sponsor Warrants Purchase Agreement”).

●	An Indemnity Agreement, dated December 8, 2021, between the Company and John Ellis “Jeb” Bush.

●	An Indemnity Agreement, dated December 8, 2021, between the Company and Richard L. Jackson.

●	An Indemnity Agreement, dated December 8, 2021, between the Company and Douglas B. Kline.

●	An Indemnity Agreement, dated December 8, 2021, between the Company and David A. Perdue.

●	An Indemnity Agreement, dated December 8, 2021, between the Company and Marilyn B. Tavenner.

●	An Indemnity Agreement, dated December 8, 2021, between the Company and Carlos A. Migoya.

Item 3.02          Unregistered Sales of Equity Securities

On December 13, 2021, simultaneously with the closing of the IPO and pursuant to the Sponsor Warrants Purchase Agreement, the Company completed the private sale of 9,560,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Sponsor, generating gross proceeds to the Company of $9,560,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that as long as the Sponsor or its permitted transferees (as defined in the Warrant Agreement) own the Private Placement Warrants, (1) the Private Placement Warrants (including the shares of Class A Common Stock issuable upon exercise of such Private Placement Warrants) are subject to certain transfer restrictions, (2) the holders of the Private Placement Warrants (including the shares of Class A Common Stock issuable upon exercise of such Private Placement Warrants) are entitled to certain registration rights, (3) the Private Placement Warrants will not be redeemable by the Company (except under certain circumstances set forth in the Warrant Agreement and described in the Prospectus (as defined below)) and (4) the Private Placement Warrants may be exercised by the holders for cash or on a cashless basis.

The Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants or any shares of Class A Common Stock issuable on exercise thereof (except to permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The foregoing description of certain terms of the Private Placement Warrants and the Warrant Agreement is not complete and is qualified in its entirety by reference to the full text of the Warrant Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 3.02 by reference.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 8, 2021, effective immediately prior to the effectiveness of the Registration Statement, David A. Perdue, Jr., Marilyn B. Tavenner and Carlos A. Migoya were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that Messrs. Perdue and Migoya and Ms. Tavenner are “independent directors” as defined by the rules of the New York Stock Exchange and applicable U.S. Securities Exchange Commission rules. Messrs. Perdue and Migoya and Ms. Tavenner will serve on the audit committee of the Board, with Mr. Perdue as its chair. Messrs. Perdue and Migoya and Ms. Tavenner will serve on the compensation committees of the Board, with Mr. Migoya serving its chair.  Messrs. Perdue and Migoya and Ms. Tavenner will serve on the nominating and corporate governance committee of the Board, with Ms. Tavenner as its chair.

Following the appointments of Messrs. Perdue and Migoya and Ms. Tavenner, the Board is comprised of three classes of directors serving staggered terms of three years each. The term of office of the first class of directors, consisting of Mr. Migoya, will expire at the Company’s first annual meeting of its stockholders. The term of office of the second class of directors, consisting of Mr. Perdue and Ms. Tavenner, will expire at the Company’s second annual meeting of its stockholders. The term of office of the third class of directors, consisting of Richard L. Jackson and John Ellis “Jeb” Bush, will expire at the Company’s third annual meeting of its stockholders.

On December 8, 2021, in connection with the effectiveness of the Registration Statement, the Company entered into indemnity agreements with Mr. Jackson, Mr. Bush, Douglas B. Kline, David A. Perdue, Jr., Marilyn B. Tavenner and Carlos A. Migoya that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description of certain terms of the indemnity agreements is not complete and is qualified in its entirety by reference to the full text of the indemnity agreements, which are filed as Exhibits 10.6 – 10.13 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 9, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation (the “Certificate”) with the Secretary of State of the State of Delaware, effective the same day. A description of certain provisions of the Certificate is contained in the section entitled “Description of Securities” appearing in the Company’s prospectus, dated December 8, 2021 (the “Prospectus”) relating to the IPO filed with the Commission on December 10, 2021 pursuant to Rule 424(b) under the Securities Act, which description is incorporated herein by reference.  Such description is not complete and is qualified in its entirety by reference to the full text of the Certificate, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 7.01          Regulation FD Disclosure

On December 8, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On December 13, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press releases included as Exhibits 99.1 and 99.2 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01          Other Events.

A total of $203,000,000 (which includes $7,000,000 of deferred underwriting discounts which will be payable to the underwriter if the Company completes its initial business combination), comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trustee”), under the Trust Agreement. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and, if the Company is liquidated because it has not completed its initial business combination within the time period described below, up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”)  properly submitted for redemption in connection with a stockholder vote to amend the Certificate (A) to modify the substance or timing of the Company’s obligation to allow redemptions of public shares in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO (or within 21 months from the closing of the IPO if the Sponsor exercises its option to cause the Company to extend the period of time to complete the Company’s initial business combination) or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 18 months from the closing of the IPO (or within 21 months from the closing of the IPO if the Sponsor exercises its option to cause the Company to extend the period of time to complete the Company’s initial business combination) subject to applicable law.  The foregoing description of certain terms of the Trust Agreement is not complete and is qualified in its entirety by reference to the full text of the Trust Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.   Description of Exhibits

1.1	Underwriting Agreement, dated December 8, 2021, between the Company and BofA Securities, Inc., as representative of the underwriter.

3.1	Amended and Restated Certificate of Incorporation of the Company.

4.1	Warrant Agreement, dated December 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated December 8, 2021, between the Company and each of the Sponsor and the Company’s officers and directors.

10.2	Investment Management Trust Agreement, dated December 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated December 8, 2021, between the Company and each of the Sponsor and certain other security holders.

10.4	Administrative Services Agreement, dated December 8, 2021, between the Company and the Sponsor.

10.5	Sponsor Warrants Purchase Agreement, dated December 8, 2021, between the Company and the Sponsor.

10.6	Indemnity Agreement, dated December 8, 2021, between the Company and John Ellis “Jeb” Bush.

10.7	Indemnity Agreement, dated December 8, 2021, between the Company and Richard L. Jackson.

10.8	Indemnity Agreement, dated December 8, 2021, between the Company and Douglas B. Kline.

10.9	Indemnity Agreement, dated December 8, 2021, between the Company and David A. Perdue.

10.10	Indemnity Agreement, dated December 8, 2021, between the Company and Marilyn B. Tavenner.

10.13	Indemnity Agreement, dated December 8, 2021, between the Company and Carlos A. Migoya.

99.1	Press Release issued on December 8, 2021 announcing the pricing of the IPO.

99.2	Press Release issued on December 13, 2021 announcing the closing of the IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jackson Acquisition Company

Date: December 13, 2021	By:	/s/ Richard L. Jackson
	Name:	Richard L. Jackson
	Title:	President and Chief Executive Officer